[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	7
2. AMENDMENT/MODIFICATION NO P00060	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO N/A.	5. PROJECT NO (if applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than line item 6) CODE			ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave., SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code)		(x)	9A AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B DATED (SEE ITEM 11)
		X	10A MODIFICATION OF CONTRACT/ORDER NO HHSO100201100013C
10B DATED (SEE ITEM 13) 02/16/2011
CODE 1377270	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified of receipt of Offers ☐ is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour end dale specified in the solicitation or as amended, by one or the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A.
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
X				D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this no cost bilateral modification is to incorporate the following changes into the contract:
1. The Government and the Contractor hereby bilaterally modify the Statement of Work requirements for CLIN 0005 for the purpose of adding within scope Clinical, Regulatory and CMC efforts per recent FDA guidance. The Government and the Contractor bilaterally agree to the Contractor’s performance of a revised CLIN 0005 under the contract. The Government and the Contractor hereby bilaterally modify this contract for the purposes of adding the total amount of CLIN 0005 to the contract as follows:
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Mike Andriole CFO & CBO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR /s/ Mike Andriole (Signature of person authorized to sign)	15C. DATE SIGNED 6/15/20	16B. UNITED STATES OF AMERICA /s/ Ethan J. Mueller (Signature of person authorized to sign)		16C. DATE SIGNED 6/17/20
NSN 7540-152-8070 STANDARD FORM 30 (REV 10-83)
Previous edition unusable Prescribed by GSA
        FAR (48 CFR) 53.243

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/P00060				PAGE OF
					2	7
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

CLIN 0005:
Total Estimated Cost: $4,293,914.00
Total Fixed Fee: $300,574.00
Total Estimated Cost Plus Fixed Fee: $4,594,488.00

The total period of performance of CLIN 0005 under the contract is from 17 June 2020 through 15 February 2021.
2. This modification also results a change in the total amount of the contract from [*] by $4,594,488.00 to [*] as well as the following:
Total Estimated Cost of the Contract: From [*] by $4,293,914.00 To [*]
Total Fixed Fee of the Contract: From $4,303,394.00 by $300,574.00 to $4,603,968.00
Total Estimated Cost Plus Fixed Fee of the Contract: From [*] By $4,594,488.00 to [*].
3. This modification hereby results in a increase in the total amount of the contract From [*] by $4,594,488.00 to [*].
4. Block 15G of the SF 26, the amount of [*] shall be changed to [*].
5. Also in Block 14 of the SF 26, the following CAN number is added as follows:
Appropriation Year: 2020; Object Class: 25106; CAN# 1992020 $4,594,488.00.
6. Total expense for all domestic and foreign travel (transportation, lodging, subsistence and incidental expenses) incurred in direct performance of this contract shall not exceed [*] for CLIN 0005.
7. For CLIN 0005 Only, Total Estimated Cost - $4,293,914.00, Total Fixed Fee - $300,574.00 and Total Estimated Cost Plus Fixed Fee - $4,594,488.00 Only, the following Indirect Cost Ceiling is established for which Chimerix cannot seek reimbursement in excess of the following Indirect Cost Ceiling and within the Total Estimated Cost of $4,293,914.00 Only:
[*]
Also, for CLIN 0005, the following Indirect Cost Ceiling Rates are established for which Chimerix cannot seek reimbursement in excess of the following Indirect Cost Ceiling Rates:
[*] Fringe, [*] G&A
8. Under Attachment 1, Statement of Work, Paragraphs 6, 6.1, 6.2, 6.3, 6.4, 6.5 and
Continued ...

NSN 7540-152-8067 STANDARD FORM 336 (4-86)
        Sponsored by GSA
        FAR (48 CFR) 53.110

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/P00060				PAGE OF
					3	7
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

6.6 Only are hereby deleted and replaced with the attached (2 Pages). The efforts within CLIN 0005 that involve clinical human trials/studies and non-clinical animal studies cannot be performed until the receipt and approval of all required Protocols by BARDA inclusive of all IRB, OHRP approvals and any required Ethics Approvals for any clinical trials/studies and any required approved OLAW Assurances and IIA approvals from OLAW for any non clinical animal studies.
9. The incorporation of the attached Statement of Work (SOW) revisions that are contained in the paragraph above also result in the incorporation of the attached changes for CLIN 5 Deliverables Only (2 Pages) into the contract into WBS Milestones/Deliverables and Technical Deliverables and Technical Deliverables and Contract Milestones and Go/No Go Decision Gates into Article F.2. Deliverables. All previous CLIN 5 Deliverables Only are hereby deleted and replaced by the attached revised CLIN 5 Deliverables (2 Pages).
10. The period of performance for Option 2/CLIN 0003 of Contract Number HHSO100201100013C remains unchanged from 1 September 2014 through 20 August 2020.
11. The period of performance for Option 3/CLIN 0004 of Contract Number HHSO100201100013C remains unchanged from 1 September 2014 through 20 August 2020.
12. The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirms that all activities under the Option 1/CLIN 0002 period of performance were completed as of 30 April 2015.
B. This is a no cost bilateral modification. All other terms and conditions of Contract Number HHSO100201100013C remain unchanged.
Appr. Yr.: 2020 CAN: 1992020 Object Class: 25106
Period of Performance: 02/16/2011 to 02/15/2021

Change Item 5 to read as follows(amount shown is the obligated amount):

NDA Application/Submission to FDA, Clinical, $4,594,488.00 Regulatory and CMC efforts.

Reports and Other Data Deliverables.
Obligated Amount: $4,594,488.00

NSN 7540-152-8067 STANDARD FORM 336 (4-86)
        Sponsored by GSA
        FAR (48 CFR) 53.110

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
6.PHASE V: NDA Submission PHASE

Research and development of CMX-001 for the treatment of smallpox to include the following activities: [*] The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (to be submitted with the full CLIN005 package) which shall further detail the conduct of the specific tasks and subtasks.

6.1 Program Management (Consistent with section 2.1)
6.1.1 Program management scope in BASE year is consistent with program management scope in each option year.

6.2 Non-Clinical toxicology
6.2.1 N/A (no scope)

6.3 Non-Clinical
6.3.1 N/A (no scope)

6.4 Clinical
6.4.1 Performing a [*]. Part of the assessment is the identification of [*] as needed for NDA-approval readiness
6.4.2 A consolidated [*].

6.5 Regulatory
6.5.1 [*];
6.5.2 [*].
6.5.3 [*];
6.5.4 [*];
6.5.5 [*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
6.6 CMC
6.6.1 [*].
6.6.2 [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

WBS	WBS Title	Subcontractor	Milestone	Deliverables	SOW Reference
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[*]	[*]	[*]	[*]	[*]	[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

[*]	[*]	[*]	[*]	[*]	[*]
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